SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 16, 2004
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02      Results of Operations and Financial Condition

Item 9.01      Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

GAAP Consolidated Condensed Statements of Cash Flows

TABLE OF CONTENTS

ITEM 2.02	Results of Operations and Financial Condition

This amendment to the Current Report on Form 8-K of Hewlett-Packard Company dated November 16, 2004 is being furnished solely for purposes of correcting certain typographical errors in the Consolidated Condensed Statements of Cash Flows furnished as part of Exhibit 99.1 to the original Form 8-K. Exhibit 99.1 to this 8-K/A amends and supersedes the Consolidated Condensed Statements of Cash Flows provided in Exhibit 99.1 to the original Form 8-K. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

The Consolidated Condensed Statements of Cash Flows attached to the version of HP's press release entitled "HP Reports Fourth Quarter Results" released November 16, 2004 via Business Wire and posted on HP's web site did not contain the typographical errors corrected herein.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	GAAP consolidated condensed statements of cash flows

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: November 16, 2004	By:	/s/ CHARLES N. CHARNAS

	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	GAAP consolidated condensed statements of cash flows